                                                                Exhibit 23.1





                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2002 (except Note 15, as to which the date is June 10, 2002) in Amendment No. 7 to the Registration Statement (Form S-1 No. 333-82646) and related Prospectus of Printcafe Software, Inc.


                                                         /s/ Ernst & Young LLP


Pittsburgh, Pennsylvania
June 12, 2002